Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2019
Prepaid Expense And Other Assets Current [Abstract]
Prepayment And Other Current Assets

6.  Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	As of December 31,
	2018	2019	2019
	RMB	RMB	US$
Prepaid rental and deposits	2,799	12,737	1,830
Prepayments to suppliers and other business related expenses	60,548	34,316	4,929
Receivables related to exercise of employee options	4,101	4,003	575
Costs to fulfill contracts with customers	157	1,686	242
Financial assets — contingent returnable consideration (Note 4)	18,211	98,473	14,145
Long-term receivable from an unrelated party due within one year	—	6,500	934
Others	3,147	5,153	739
Total	88,963	162,868	23,394

Prepayments to suppliers and other business related expenses mainly consist of business related staff advances, in-house produced content costs and the Group’s prepaid content licenses fee to third-party content suppliers for the rights to access and present on the Group’s website the content produced by these suppliers during a certain period. These content licenses generally have a license period of one to three years, and are amortized over the license period on a straight-line basis. The portion of the prepaid content license costs that relates to the license period for more than 12 months from the balance sheet date is classified as other non-current assets. The long-term receivable from an unrelated party represented a two-year loan granted to the unrelated party with an interest rate of 10.0%, which was due within one year.